                            JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act, as amended, the undersigned hereby agree to the joint filing on behalf of each of them on a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per shares, of IMNET Systems, Inc. and that this Agreement be included as an Exhibit to such joint filing.

      IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 11th day of June, 1996.

                       21ST CENTURY COMMUNICATIONS PARTNERS, L.P.

                       By: Sandler Investment Partners, L.P., general partner
                          By: Sandler Capital Management, general partner
                                   By: MJM Media Corp., general partner

                                       By: s/ Michael J. Marocco
                                           -----------------------------------
                                           Name: Michael J. Marocco
                                           Title: President


                       21ST CENTURY COMMUNICATIONS T-E PARTNERS, L.P.

                       By: Sandler Investment Partners, L.P., general partner
                           By: Sandler Capital Management, general partner
                               By: MJM Media Corp., general partner


                                       By: s/ Michael J. Marocco
                                           -----------------------------------
                                           Name: Michael J. Marocco
                                           Title: President


                       21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

                       By: Sandler Investment Partners, L.P., general partner
                           By: Sandler Capital Management, general partner
                               By: MJM Media Corp., general partner


                                       By: s/ Michael J. Marocco
                                           -----------------------------------
                                           Name: Michael J. Marocco
                                           Title: President
                                   s/ Michael J. Marocco
                                   ----------------------------------
                                   Michael J. Marocco, Individually

                                   s/ Barry Lewis
                                   ----------------------------------
                                   Barry Lewis, Individually

                                   s/ John Kornreich
                                   ----------------------------------
                                   John Kornreich, Individually

                                   s/ Harvey Sandler
                                   ----------------------------------
                                   Harvey Sandler, Individually

                                   s/ Andrew Sandler
                                   ----------------------------------
                                   Andrew Sandler, Individually

                                   s/ Barry Rubenstein
                                   ----------------------------------
                                   Barry Rubenstein, Individually

                                   s/ Irwin Lieber,
                                   ----------------------------------
                                   Irwin Lieber, Individually

                                   s/ Barry Fingerhut
                                   ----------------------------------
                                   Barry Fingerhut, Individually

                               Page 25 of 25